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                                                                  EXHIBIT 10.3
                                                                  ------------

                             AMENDMENT NO. 1 TO
                             THE PMI GROUP, INC.
                    STOCK PLAN FOR NON-EMPLOYEE DIRECTORS



     THE PMI GROUP, INC., having adopted The PMI Group, Inc. Stock Plan for Non-Employee Directors (the "Plan") and having amended and restated the Plan effective as of August 16, 1999, hereby amends Section 7.7 of the Plan, effective as of June 19, 2000, to read in its entirety as follows:

             7.7  Withholding Requirements. Prior to the delivery of any
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        Shares or cash pursuant to an Award (or exercise thereof), the Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy the minimum Federal, state, and local taxes required to be withheld with respect to such Award (or exercise thereof).


     IN WITNESS WHEREOF, The PMI Group, Inc., by its duly authorized officer, has executed this Amendment No. 1 on the date indicated below.


                            THE PMI GROUP, INC.


Dated: July 5, 2000          By  /s/ Victor J. Bacigalupi
                                -----------------------------------
                             Name:   Victor J. Bacigalupi
                             Title:  Executive Vice President,
                                     General Counsel and Secretary